UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2015

APX GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 10, 2015, APX Group Holdings, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended June 30, 2015. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of APX Group Holdings, Inc., dated August 10, 2015, announcing results for the quarter ended June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.
(Registrant)

By:	/s/ Dale Gerard
Name:	Dale Gerard
Title:	Senior Vice President of Finance and Treasurer

Date: August 10, 2015

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release of APX Group Holdings, Inc., dated August 10, 2015, announcing results for the quarter ended June 30, 2015